December 11, 2012 Avaya Q4 2012 Earnings Call Exhibit 99.2

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
2
Forward - Looking Statements
Certain statements contained in this presentation are forward-looking statements, including statements regarding our future financial and operating performance, as well as statements regarding our future growth plans and drivers. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could,"
"estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should" or "will"
or other similar terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.
For a list and description of such risks and uncertainties, please refer to our filings with the
SEC that are available at www.sec.gov and in particular, our 2011 Form 10-K and our first, second, and third quarter 2012 Form 10-Q‘s. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation should be read in conjunction with our Form 8-K filed with the SEC on
December 11, 2012. Within this presentation, we refer to certain non-GAAP financial
measures that involve adjustments to GAAP measures.  A reconciliation between our non-
GAAP financial measures and GAAP financial measures is included on the last two slides of this presentation, which will be available on our web site at www.avaya.com/investors.

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
3
Fiscal Q4 2012 Financial Highlights
(Amounts other than Revenue and Cash Balance are non-GAAP unless specified)
Revenue of $1.277 billion grew 2% over the prior quarter
–
Revenue increase comprised of a 3% increase in product revenue and slightly higher service revenue
Gross margin of 54.7% continued to improve during the second half of the year just below the historic high in the prior year
Operating income grew almost 30% from the prior quarter
–
Operating margin 16.1%, 3 plus percentage points higher than the prior quarter
Adjusted EBITDA improved to $267 million from prior quarter
–
As a percentage of revenue of 20.9%
Cash balance increased 24% from prior quarter

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
4
FY 2012 Financial Summary
(Amounts in millions)
FY 2012 FY 2011
Revenue
$5,171 $5,547
Gross Margin
1
54.0% 52.7%
Operating Margin
1
13.9% 13.1%
Adjusted EBITDA
1
$971 $971
Cash from Operations
$44 ($300)
Cash and Cash Equivalents
$337 $400
1. Non-GAAP - refer to supplemental financial Information accompanying this presentation for a reconciliation of GAAP to non-GAAP numbers.

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
5
Income Statement
(Amounts non-GAAP (other than Revenue) and dollars in millions)
FQ4 2012 FQ3 2012 FQ4 2011
Revenue
$1,277 $1,250 $1,419
Gross Margin
54.7% 53.9% 55.0%
Operating Margin
16.1% 12.7% 16.9%
Adjusted EBITDA
$267 $225 $293

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
6
Revenue by Geographic Region
(Amounts GAAP and dollars in millions)
FQ4 2012 FQ3 2012 FQ4 2011
Revenue
U.S. $694 $666 $767
EMEA $327 $330 $382
APAC $126 $128 $133
CALA $130 $126 $137
Total $1,277 $1,250 $1,419
% of Total Revenue
U.S. 54.3% 53.3% 54.0%
EMEA 25.6% 26.4% 26.9%
APAC 9.9% 10.2% 9.4%
CALA 10.2% 10.1% 9.7%
Total 100.0% 100.0% 100.0%

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
7
Fiscal 2012 Balance Sheet and Operating Metrics
(Dollars in millions)
FY 2012 FY 2011
Total Cash and Cash Equivalents
$337 $400
Cash from Operations
$44 ($300)
Capital Expenditures and
Capitalized Software
$127 $125
Days Sales Outstanding
55 48
Inventory Turns
10 10
Head Count (as of Sept 30 2012)
16,951 18,588

6,000
5,000
4,000
3,000
2,000
1,000
0
FY10
FY11
FY12

60%
50%
40%
30%
20%
10%
0%
FY10
FY11
FY12

1,200
1,000
800
600
400
200
0
20%
19%
18%
17%
16%
15%
14%
FY10
FY11
FY12

800
700
600
500
400
300
200
100
0
16%
14%
12%
10%
8%
6%
4%
FY10
FY11
FY12

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
8
Gross Margin
(1)
(%)
Operating Income
(1)
($M) & Margin
Total Revenue ($M)
Adjusted EBITDA
(1)
($M) & Margin
Financial Metrics
1. Non-GAAP - refer to supplemental financial Information accompanying this presentation for a reconciliation of GAAP to non-GAAP numbers.
5,060
5,547
5,171
49.9%
52.7%
54.0%
795
971
971
15.7%
17.5%
18.8%
573
726
721
11.3%
13.1%
13.9%

350
300
250
200
150
100
50
0
60
50
40
30
20
10
0
FY10
FY11
FY12

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
9
Avaya Productivity Trend
Headcount data as of fiscal year end
Revenue and Adjusted EBITDA per Headcount ($K)
Revenue per Headcount Adj. EBITDA per Headcount
267
298
305
42
52
57

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
10
Adjusted EBITDA Reconciliation
2012 2011 2012 2011
Net income (loss) 10 $                (99) $               (344) $            (863) $
Interest expense 107                 109                 431                 460
Interest income -                  (2)                    (3)                    (5)
Provision for income taxes (54)                  79                   8                     68
Depreciation and amortization 138                 155                 564                 653
201                 242                 656                 313
Impact of purchase accounting adjustments 1                     2                     3                     -
Restructuring charges, net 14                   23                   142                 189
Sponsors' fees 2                     2                     7                     7
Acquisition-related costs -                  1                     4                     5
Integration-related costs 5                     10                   19                   132
Loss on extinguishment of debt -                  -                  -                  246
Third-party fees expensed in connection with the debt modification -                  -                  -                  9
Non-cash share-based compensation 1                     3                     8                     12
Write-down of assets held for sale to net realizable value 1                     -                  5                     1
Loss on investments and sale of long-lived assets, net -                  -                  3                     1
Impairment of long-lived assets 4                     -                  6                     -
Reversal of contingent liability related to acquisition (1)                    -                  (1)                    -
Loss (gain) on foreign currency transactions 14                   (5)                    21                   (12)
Pension/OPEB/nonretirement postemployment benefits and
  long-term disability costs 25                   15                   98                   68
Adjusted EBITDA 267 $              293 $              971 $              971 $
Avaya Inc.
Supplemental Schedule of Non-GAAP Adjusted EBITDA
(Unaudited; in millions)
EBITDA
For the three months ended
September 30,
For the twelve months ended
September 30,

©
2012 Avaya –
Proprietary. Use pursuant to your signed agreement or Avaya policy.
11
Non-GAAP Reconciliation
Sept. 30, Dec. 31 Mar. 31, June 30 Sept. 30, Sept. 30, Sept. 30, Sept. 30,
2011 2011 2012 2012 2012 2010 2011 2012
GAAP Gross Profit 718 $      704 $      613 $      623 $      646 $      2,172 $   2,632 $   2,586 $
GAAP Gross Margin 50.6% 50.8% 48.8% 49.8% 50.6% 42.9% 47.4% 50.0%
Items excluded:
Amortization of technology intangible assets 59           50           49           47           46           291         257         192
TSA -         -         -         -         -         54           26           -
Impairment of capitalized software development costs -         -         -         2             4             -         -         6
Share-based compensation 1             1             1             1             1             5             6             4
Purchase accounting adjustments 2             -         1             1             1             5             -         3
Non-GAAP Gross Profit 780 $      755 $      664 $      674 $      698 $      2,527 $   2,921 $   2,791 $
Non-GAAP Gross Margin 55.0% 54.4% 52.8% 53.9% 54.7% 49.9% 52.7% 54.0%
Reconciliation of Non-GAAP Operating Income
GAAP Operating Income (Loss) 84 $        82 $        (66) $      23 $        76 $        (381)       (94) $      115 $
Percentage of Revenue 6% 6% -5% 2% 6% -8% -2% 2%
Items excluded:
Amortization of acquired assets 117         106         105         104         103         509         483         418
Restructuring and impairment charges, net 23           21           90           21           15           187         189         147
Acquisition/integration-related costs 11           6             6             6             6             228         136         24
Share-based compensation 3             3             2             2             1             19           12           8
Impairment of capitalized software development costs -         -         -         2             4             -         -         6
Strategic initiative costs -         -         -         -         -         6             -         -
Purchase accounting adjustments 2             -         1             1             1             5             -         3
Non-GAAP Operating Income 240 $      218 $      138 $      159 $      206 $      573 $      726 $      721 $
Percentage of Revenue 16.9% 15.7% 11.0% 12.7% 16.1% 11.3% 13.1% 13.9%
Reconciliation of Non-GAAP Gross Profit
   and Non-GAAP Gross Margin
Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliations
(Unaudited; in millions)
For the Twelve Months Ended For the Three Months Ended